---------------------------------------------
--------------
   Duff & Phelps
   Utilities
   Tax-Free
   Income Inc.
---------------------------------------------
---------------
   Annual Report
   October 31, 1997

Letter to
Shareholders

December 5, 1997
Dear Shareholder:

   The first 11 months of 1997 were much like
1996 in terms of volatility in
the fixed income markets. Over the first third of the year, interest rates rose in response to a rapidly expanding U.S.
economy.  On March 25, 1997,
the Federal Reserve raised interest rates by 25 basis points in an effort to tighten monetary policy. The Fed's tightening of monetary policy was a preemptive action designed to head off an increase in inflation expected to occur as the result of a rapidly growing U.S.
economy. Over the next two
quarters, interest rates reacted favorably to more subdued price inflation, moderate labor compensation growth, and slower economic expansion. As such,
30-year interest rates ended October, 1997 at 6.15%, near their 24 month lows.

Fund Performance
As you can see on the following page, the Duff and Phelps Utilities Tax-Free
Income Fund underperformed its peers in 1997, underperforming the average fund in its Lipper peer group by 49 basis points for the 12 months ended
10/31/97. The primary reason for the Fund's underperformance was its emphasis on higher quality bonds in an environment where lower quality bonds experienced greater price appreciation.
Further, the Fund's exposure to
electric utilities contributed to
underperformance as this sector lagged the overall municipal market, due to concerns about utility deregulation. The
Fund continued to pay its eight cents per share monthly dividend, maintaining this level over the seventy-two month period since inception November, 1991.

                               FUND
PERFORMANCE
                             As of October
31, 1997

                                      One
Year              Three Years
                                       Ended
Ended

10/31/97                10/31/97
                                      -------
--------------------------
Duff & Phelps Utilities
Tax-Free Income, Inc.1                  9.19%
11.33%

Average Lipper General and Insured
Leveraged Municipal Bond Fund Index2    9.68%
11.55%

   1 Source:  Lipper Analytical Services,
Inc. Total return of the Fund as
calculated for the period ended October 31, 1997 is based on net asset value and assumes the reinvestment of dividends and distributions. Shares of the
Fund are traded on the NYSE.  Past
performance is no guarantee of future
results.

   2 This is the average of 64 closed-end
funds for the one year ended
October 31, 1997, and 63 closed-end funds for the three years ended October
31, 1997 in the General and Insured Leveraged
Municipal Bond Fund Index
according to Lipper Analytical Services, Inc.

                               FUND
DIVERSIFICATION

Quality D
Market Sectors
---------------------------------------------
-----------------------------
AAA           51%
Electric Utilities          25%
AA            24
Non-Utilities               31
A             11
Prerefunded Utilities       10
BBB           14
Pollution Control           21

Water/Sewer Revenue         13

D  Duff & PhelpOs ratings.

   The Municipal Market and Your Fund
   The municipal market outperformed the U.S, Treasury market over the first half of 1997 as municipal supply and demand technicals were quite favorable.
The market experienced good demand from
retail investors while issuance of
municipal bonds was declining on a year over-year basis. However, as interest rates declined over the second half of the year, these favorable market technicals reversed and municipal bonds began to underperform the U.S.
Treasury market. Retail interest for
municipal bonds slowed while municipal
issuers began to flood the market with new supply in an effort to take advantage of lower interest rates.

   Within the Fund we continue to emphasize higher quality issues with an average quality rating of AA/Aa and 75% of the issues rated AA or higher. We have maintained a high quality emphasis in the Fund in response to current market valuations, whereby lower quality issues are trading at historically tight yield levels when compared to higher quality municipal bonds. The electric utility sector remains an area of concern due to the uncertainty surrounding the issue of industry deregulation. Numerous states are at different stages of the deregulation process and the ultimate implications for various utilities is uncertain as to the timing and magnitude of any changes. As such, the Fund remains well diversified in an effort to minimize the portfolio's risk to any one sector.
Electric utility exposure has
declined to a historically low level of 24.5% while non-utility exposure has risen to 30.8%.

Outlook

   Our overall outlook for the municipal bond market is constructive as we head into 1998. As we saw last year, the market is expecting limited issuance of municipal bonds during the first quarter of 1998 while retail demand for municipal bonds is expected to improve as we head into tax season. Further, the market may regain investor focus as nervous equity market investors look to reallocate assets away from the volatile stock market.

   We continue to appreciate your interest in the Duff and Phelps Tax-Free
Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA
Chairman of the Board

Calvin J. Pedersen
President and Chief Executive Officer

---------------------------------------------
-------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Portfolio of Investments
October 31, 1997
---------------------------------------------
-------------

  Moody's     Principal
   Rating      Amount
Value
(Unaudited)     (000)          Description
(a)        (Note 1)
---------------------------------------------
-------------
                          LONG-TERM
INVESTMENTS--97.2%
                          California--15.8%
                          Foothill / Eastern
Trans.
                            Corridor Agency
                            California Toll
Road
                            Revenue
Baa            $ 5,640    6.00%, 1/1/34, Ser.
A.... $  5,832,211
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,

A.M.B.A.C..............    3,378,359
Aaa              2,000    6.25%, 9/1/14,

A.M.B.A.C..............    2,267,360
                          Pomona California
Sngl.
                            Fam. Mortgage
Rev.,
Aaa              2,705    7.375%,
8/1/10...........    3,105,448
                          Riverside County
                            California Sngl.
Fam.
                            Rev., Mortgage
Backed
Aaa              2,500    7.80%, 5/1/21, Ser.
A....    3,263,300
                          San Bernardino
County California
                            Residential Mtge.
Rev.,
Aaa              7,840(c) 9.60%, 9/1/15
                            Prerefunded
9/1/96

@$100..................   11,793,007
                          Santa Monica Waste
Wtr.
                            Enterprise Rev.,
Hyperion Proj.,
A1               2,000(c) 6.70%, 1/1/22, Ser.
A,
                            Prerefunded
1/1/02

@$102..................    2,221,160

------------

31,860,845

------------
                          Colorado--3.5%
                          Colorado Hsg. Fin.
Auth.,
                            Sngl. Fam. Prog.,
Aa2              2,530    8.00%,
6/1/25............    2,824,871
Aa2              1,460    8.125%,
6/1/25...........    1,654,662
                          Colorado Springs
Utils.
                            Rev.,
Aa               2,300    6.50%, 11/15/15,
Ser.

A......................    2,507,437

------------

6,986,970

------------
                          Delaware--1.9%
                          Delaware St., Econ.
Dev.
                            Auth. Rev.,
Delmarva
                            Pwr. Ser. B
Aaa              3,500    6.75%, 5/1/19,

A.M.B.A.C..............    3,834,320

------------
                          Florida--7.1%
                          Dade County Water &
Sewer
                            Systems Rev.,
Aaa              3,000    5.25%,
10/1/26...........    2,964,660
---------------------------------------------
-------------
                          Florida St. Bd. Ed.
Cap.
                            Outlay, Pub. Ed.
Aa2            $ 5,000    5.25%, 6/1/23, Ser.
D.... $  4,910,000
                          Martin Cnty. Ind.
Dev.
                            Auth. Rev.,
Indiantown
                            Cogen. Proj.,
Baa3             1,000    7.875%,
12/15/25.........    1,160,720
                          Reedy Creek Impvt.
Dist.
                            Utils. Rev., Ser.
1,
Aaa              5,500    5.00%, 10/1/19,

M.B.I.A................    5,294,245

------------

14,329,625

------------
                          Georgia--6.2%
                          Mun. Elec. Auth.
Rev.,
                            Ser. X,
Aaa              2,750    6.50%, 1/1/20,

M.B.I.A................    3,190,962
Aaa              5,500    6.50%, 1/1/20,

A.M.B.A.C..............    6,381,925
                          Mun. Elec. Auth.,
Special Oblig.,
                            Fifth Crossover
Ser. Proj. One,
Aaa              2,615    6.40%, 1/1/13,

A.M.B.A.C..............    2,967,816

------------

12,540,703

------------
                          Idaho--4.0%
                          Idaho Housing
Agency,
                            Sngl. Fam.
Mortgage
                            Senior
Aa               4,105    6.65%, 7/1/14, Ser.
B....    4,410,248
Aaa              3,365    6.60%, 7/1/27, Ser.
B....    3,556,435

------------

7,966,683

------------
                          Illinois--8.5%
                          Chicago Gas Supply
Rev.,
                            (People's Gas,
Lt. &
                            Coke Co.),
Aa3              4,600    6.875%,
3/1/15...........    5,012,758
                          Chicago Illinois
Aaa              4,000    6.25%,
1/1/11............    4,461,320
                          Chicago Illinois
Sales
                            Tax Rev.,
Aaa              5,000    5.375%,
1/1/27...........    4,959,550
                          Chicago Waterworks
Rev.,
A1               2,500(c) 7.20%, 11/15/16,
Ser.
                            1989
                            Prerefunded
11/15/99

@$102..................    2,700,175

------------

17,133,803

------------

                                          See
Notes to Financial Statements.
                                       4

---------------------------------------------
-------------
  Moody's     Principal
   Rating      Amount
Value
(Unaudited)     (000)          Description
(a)        (Note 1)
---------------------------------------------
-------------
                          Indiana--2.7%
                          Indiana Mun. Pwr.
Agcy.,
                            Pwr. Supply Sys.
Rev.,
Aaa            $ 5,000    6.00%, 1/1/13,

M.B.I.A................ $  5,498,700

------------
                          Louisiana-->5.5%
                          St. Charles Parish,
Poll. Ctrl. Rev.,
                            (Louisiana Pwr. &
Lt. Co.),
Baa3             3,500    8.25%,
6/1/14............    3,780,000
Baa3             5,500    8.00%, 12/1/14,
Ser.

1989...................    5,997,365
Aaa              1,250    7.00%,
12/1/22...........    1,388,125

------------

11,165,490

------------
                          Massachusetts--3.0%
                          Massachusetts St.,
Wtr.
                            Res. Auth., Ser.
A,
Aaa              5,330    7.00%, 8/1/13,

M.B.I.A................    6,079,984

------------
                          Nebraska--2.8%
                          Omaha Pub. Pwr.
Dist.,
                            Elec. Rev.,
Aa2              2,500    6.15%, 2/1/12, Ser.
B....    2,790,825
Aa2              2,500    6.20%, 2/1/17, Ser.
B....    2,783,700

------------

5,574,525

------------
                          New York--10.2%
                          New York City Mun.
Wtr.
                            Fin. Auth., Wtr.
& Swr.
                            Sys. Rev.,
A2               3,760(c) 7.10%, 6/15/12
                            Prerefunded
6/15/01

@$101..................    4,154,951
                          New York St. Dorm.
Auth.
                            Rev., Comsewogue
Pub.
                            Lib. Insd.
Aaa              2,770    6.00%, 7/1/15,

M.B.I.A................    2,951,629
                          New York St. Energy
                            Research & Dev.
Auth.
                            Facs. Rev.,
                            (Con Edison Co.
of
                            N.Y.),
A1               3,000    6.75%, 1/15/27,
Ser.

92A....................    3,191,880
A1               4,000    7.125%,
12/1/29..........    4,565,160
                          New York St. Envir.
Fac.
                            Corp. Poll. Ctrl.
Rev.,
Aaa              5,000    6.90%,
11/15/15..........    5,741,000

------------

20,604,620

------------
                          Pennsylvania--1.6%
                          Montgomery Cnty.
Ind.
                            Dev. Auth., Poll.
Ctrl.
                            Rev.,
(Philadelphia
                            Elec. Co.),
Aaa              3,000    6.70%, 12/1/21,

M.B.I.A................    3,277,080

------------
---------------------------------------------
-------------
                          Tennessee--1.6%
                          Tennessee Hsg. Dev.
                            Agcy., Mortgage
Finance
Aaa            $ 3,135    6.15%, 7/1/15, Ser.
B.... $  3,276,357

------------
                          Texas--6.7%
                          Brazos River Auth.,
Poll.
                            Ctrl. Rev.,
(Texas
                            Utils. Elec.),
Baa1             8,000    7.875%,
3/1/21...........    8,839,040
                          San Antonio Elec. &
Gas
                            Rev.,
Aaa              3,425(c) 6.50%, 2/1/12, Ser.
B
                            Prerefunded
2/1/99

@$101.5................    3,582,687
Aa1              1,075    6.50%, 2/1/12, Ser.
B....    1,116,871

------------

13,538,598

------------
                          Washington--14.0%
                          Conservation &
Renewable
                            Energy Sys.
                            Conservation
Proj.
                            Rev.,
Aa1              2,600    6.875%,
10/1/11..........    2,983,188
                          Lewis Cnty. Pub.
Utils.
                            Dist.
                            No. 1, Cowlitz
Falls
                            Hydroelectric
Proj.
                            Rev.,
Aaa              5,000(c) 7.00%, 10/1/22
                            Prerefunded
10/1/01

@$102..................    5,589,350
                          Snohomish Cnty.,
Pub.
                            Utils. Dist. No.
1
                            Elec. Rev.,
A1               1,500    6.90%, 1/1/06, Ser.
A....    1,617,255
A1               8,000    5.80%,
1/1/24............    8,076,960
                          Washington St. Pub.
Pwr. Supply,
                            Nuclear Proj. No.
1 Rev.,
Aaa              2,500    6.875%, 7/1/17,
Ser. A...    2,763,300
                          Nuclear Proj. No. 2
Rev.,
Aa1              2,400    6.00%,
7/1/07............    2,614,656
                          Nuclear Proj. No. 3
Rev.,
Aa1              2,170    6.75%, 7/1/05, Ser.
A....    2,348,526
Aaa              1,000(c) 7.25%, 7/1/15, Ser.
B
                            Prerefunded
1/1/00

@$102..................    1,082,470
Aa1              1,000    6.50%,
7/1/18............    1,092,720

------------

28,168,425

------------
                          Wyoming--2.1%
                          Wyoming St. Farm
Loan
                            Board Capital
Fac.
                            Rev.,
AA-*             4,000    5.75%,
10/1/20...........    4,220,560

------------
                          Total long-term
                            investments
                            (cost
$179,799,086)....  196,057,288

------------

                                          See
Notes to Financial Statements.
                                       5

---------------------------------------------
-------------
  Moody's     Principal
   Rating      Amount
Value
(Unaudited)     (000)          Description
(a)        (Note 1)
---------------------------------------------
-------------
                          SHORT-TERM
INVESTMENTS--1.2%
                          Goldman Sachs Tax
Exempt
                            Money Market
Fund,
NR             $ 2,196
3.40%.................... $  2,195,691
                          California Poll.
Ctrl.
                            Fin. Auth. Rev.,
So.
                            Cal. Ed., Ser.
86B
VMIG1              300    3.75%, 11/3/97,

F.R.D.D................      300,000

------------
                          Total short-term
                            investments
                            (cost
$2,495,691)......    2,495,691

------------
                          Total Investments--
98.4%
                            (cost
$182,294,777;
                            Note
3)................  198,552,979
                          Other assets in
excess of
                            liabilities--
1.6%......    3,263,548

------------
                          Net Assets--
100%......... $201,816,527

------------

------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond
Assurance Corporation.
    M.B.I.A.--Municipal Bond Insurance
Association.
    F.R.D.D.--Floating Rate Daily Demand Note
(b).
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate
    Daily Demand Notes is considered to be
the later of the next date on which
    the security can be redeemed at par or
the next date on which the rate of
    interest is adjusted.
(c) Prerefunded issues are secured by
escrowed cash and/or direct U.S.
    guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard &
Poor's.

---------------------------------------------
-------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Assets and Liabilities
October 31, 1997
---------------------------------------------
-------------

Assets
Investments, at value (cost
  $182,294,777)........................
$198,552,979
Cash...................................
20,364
Interest receivable....................
3,577,482
Receivable for investments sold........
31,016
                                          ---
---------
  Total assets.........................
202,181,841
                                          ---
---------
Liabilities
Accrued expenses.......................
151,463
Dividends payable......................
87,107
Advisory fee payable (Note 2)..........
77,151
Accrued taxes payable..................
26,448
Administration fee payable (Note 2)....
23,145
                                          ---
---------
  Total liabilities....................
365,314
                                          ---
---------
Net Assets.............................
$201,816,527
                                          ---
---------
                                          ---
---------
Capital
Remarketed preferred stock ($.01 par
  value; 1,300
  preferred shares, issued and
  outstanding, liquidation preference
  $50,000 per share; Note 4)...........   $
65,000,000
                                          ---
---------
Common stock at par ($.01 par value;
  600,000,000
  shares authorized and 8,404,759
  issued and outstanding)..............
84,048
Paid-in capital........................
115,995,091
Undistributed net investment income....
1,741,347
Accumulated net realized gain on
  investments..........................
2,737,839
Net unrealized appreciation on
  investments..........................
16,258,202
                                          ---
---------
  Net assets applicable to common stock
    (equivalent to $16.28 per share
    based on 8,404,759 shares
    outstanding).......................
136,816,527
                                          ---
---------
  Total capital (Net assets)...........
$201,816,527
                                          ---
---------
                                          ---
---------

See Notes to Financial Statements.        See
Notes to Financial Statements.
                                       6

---------------------------------------------
-------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Operations
Year Ended October 31, 1997
---------------------------------------------
-------------

Net Investment Income
Income
  Interest..............................
$11,722,954
                                           --
---------
Expenses
  Investment advisory fee...............
990,277
  Administration fee....................
297,083
  Remarketing expense...................
152,000
  Directors' fees and expenses..........
114,000
  Custodian's fees and expenses.........
55,000
  Audit fee and expenses................
42,000
  Reports to shareholders...............
41,000
  Transfer agent's fees and expenses....
40,000
  Tax expense...........................
27,000
  Registration expenses.................
17,000
  Legal fees and expenses...............
15,000
  Amortization of deferred organization
  expense...............................
3,953
  Miscellaneous.........................
4,663
                                           --
---------
    Total expenses......................
1,798,976
                                           --
---------
Net investment income...................
9,923,978
                                           --
---------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
  transactions..........................
75,567
Net change in unrealized
  appreciation/depreciation on
  investments...........................
4,101,139
                                           --
---------
Net realized and unrealized gain on
  investments...........................
4,176,706
                                           --
---------
Net Increase in Net Assets
Resulting from Operations...............
$14,100,684
                                           --
---------
                                           --
---------

---------------------------------------------
-------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
---------------------------------------------
-------------

                                 Year Ended
October 31,
Increase (Decrease)            --------------
-------------
in Net Assets                      1997
1996
                               ------------
------------
Operations:
  Net investment income......  $  9,923,978
$ 10,178,624
  Net realized gain on
    investment
    transactions.............        75,567
538,321
  Net change in unrealized
    appreciation/depreciation
    of investments...........     4,101,139
(565,783)
                               ------------
------------
  Net increase in net assets
    resulting from
    operations...............    14,100,684
10,151,162
Dividends and distributions:
  Dividends to common
    shareholders from net
    investment income........    (8,052,953)
(8,081,172)
  Dividends to preferred
    shareholders from net
    investment income........    (2,341,196)
(2,271,066)
  Distributions to
    shareholders from net
    realized gains
    Common...................       --
(251,153)
    Preferred................       --
(81,973)
                               ------------
------------
Capital share transactions
  (Note 4):
  Value of Fund shares issued
    to shareholders in
    reinvestment of
    dividends................       431,295
88,551
                               ------------
------------
Total increase (decrease)....     4,137,830
(445,651)
Net Assets
Beginning of year............   197,678,697
198,124,348
                               ------------
------------
End of year..................  $201,816,527
$197,678,697
                               ------------
------------
                               ------------
------------

See Notes to Financial Statements.        See
Notes to Financial Statements.
                                       7

---------------------------------------------
-----------------------------------
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
Financial Highlights
---------------------------------------------
-----------------------------------

Year Ended October 31,

---------------------------------------------
---------------
PER SHARE OPERATING PERFORMANCE OF COMMON
SHAREHOLDERS:      1997         1996
1995         1994         1993

--------     --------     --------     ------
--     --------
Net asset value, beginning of
year.....................    $  15.84     $
15.90     $  14.23     $  16.41     $  14.14

--------     --------     --------     ------
--     --------
  Net investment
income(d).............................
1.18         1.21         1.24         1.24
1.24
  Net realized and unrealized gain (loss) on

investments(d)...............................
 ........         .50           --
1.70        (2.25)        2.19

--------     --------     --------     ------
--     --------
Net increase (decrease) from investment
operations.....        1.68         1.21
2.94        (1.01)        3.43

--------     --------     --------     ------
--     --------
Dividends from net investment income to:
  Preferred
shareholders...............................
(.28)        (.27)        (.31)        (.21)
(.20)

--------     --------     --------     ------
--     --------
  Common
shareholders.................................
 .        (.96)        (.96)        (.96)
(.96)        (.96)

--------     --------     --------     ------
--     --------
Distributions from net realized gains to:
  Preferred
shareholders...............................
--         (.01)          --           --
--

--------     --------     --------     ------
--     --------
  Common
shareholders.................................
 .          --         (.03)          --
--           --

--------     --------     --------     ------
--     --------
Net asset value, end of
year(a)........................    $  16.28
$  15.84     $  15.90     $  14.23     $
16.41

--------     --------     --------     ------
--     --------

--------     --------     --------     ------
--     --------
Per share market value, end of
year(a).................    $  16.00     $
15.13     $  14.38     $  13.25     $  16.63

--------     --------     --------     ------
--     --------

--------     --------     --------     ------
--     --------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(b)......       12.42%
12.19%       16.03%      (13.93)%      19.88%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(c)
Operating
expenses.....................................
1.35%        1.35%        1.37%        1.35%
1.40%
Net investment
income..................................
7.46%        7.69%        8.15%        8.04%
8.00%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
(000)........    $133,055     $132,361
$127,112     $129,300     $129,036
Portfolio
turnover.....................................
5%          10%          66%          37%
1%
Net assets of common shareholders, end of
period

(000)........................................
 ........    $136,817     $132,678
$133,124     $119,090     $137,104
Asset coverage per share of preferred stock,
end of

period.......................................
 ........    $155,243     $152,126
$152,403     $141,607     $155,465
Preferred stock outstanding
(000)......................    $ 65,000     $
65,000     $ 65,000     $ 65,000     $ 65,000

---------------
(a) NAV and market value are published in The
Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period
reported. Dividends are assumed, for
    purposes of this calculation, to be
reinvested at prices obtained under the
    Fund's dividend reinvestment plan.
Brokerage commissions are not reflected.
(c) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to
the average net assets of common
    shareholders. Ratios do not reflect the
effect of dividend payments to
    preferred shareholders.
(d) Calculated based upon weighted average shares outstanding during the period.

See Notes to Financial Statements.
                                       8

---------------------------------------------
-------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Notes to Financial Statements
---------------------------------------------
-------------
   Duff & Phelps Utilities Tax-Free Income
Inc. (the 'Fund') was organized in
Maryland on September 24, 1991 as a
diversified, closed-end management
investment company. The Fund had no
operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation.
Investment operations commenced on November
29, 1991.

   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant           The following
is a summary of
Accounting Policies           significant
accounting policies
                              followed by the
Fund in the
preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's
Board of Directors.

   Debt securities having a remaining
maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

Securities Transactions and Investment
Income: Securities transactions are
recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.
Interest income is recorded on the
accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.

Federal Income Taxes: It is the Fund's
intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually.
The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. For the current fiscal year end the Fund has retained net realized capital gains. Proper accrual for the tax liability has been made with respect to these undistributed gains. Dividends and distributions are recorded on the ex-dividend date.
Dividends to preferred shareholders are
accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital gain
distributions are determined in
accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of
financial statements in conformity with
generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Deferred Organization Costs: A total of
$63,000 was incurred in connection with
the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements            The Fund has an
Advisory
                              Agreement with
Duff & Phelps Investment Management
Co. (the 'Adviser'), a subsidiary of Phoenix
Duff & Phelps Corporation, and an
Administration Agreement with Prudential
Investments Fund Management LLC
('PIFM'), an indirect, wholly-owned
subsidiary of The Prudential Insurance
Company of America.

   The investment fee paid to the Adviser is
computed weekly and payable monthly
at an annual rate of .50% of the Fund's
average weekly managed assets. The
administration fee paid
                                       9
to PIFM is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.

   Pursuant to the agreements, the Adviser
provides continuous supervision of
the investment portfolio and pays the
compensation of officers of the Fund who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and
sales of invest-
Securities                    ment
securities, other than
                              short-term
investments, for the fiscal ended
October 31, 1997 aggregated $15,020,653 and
$9,414,180, respectively.

   The Federal income tax basis of the Fund's investments at October 31, 1997 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was
$16,258,202 (gross unrealized appreciation--
$16,258,202; gross unrealized
depreciation--$0).

Note 4. Capital               There are 600
million shares
                              of $.01 par
value common
                              stock
authorized.

   During the fiscal ended October 31, 1997 the Fund issued common shares in connection with the reinvestment of dividends. For the year ended October 31, 1997 the Fund did issue 27,289 common shares in connection with the reinvestment of dividends.

   The Fund's Articles of Incorporation
authorize the issuance of Remarketed
Preferred Stock ('RP'). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date.
Dividend rates ranged from 3.15% to
4.50% during the fiscal ended October 31, 1997.

   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of
Incorporation are not satisfied.

   The holders of RP have voting rights equal to the holders of common stock
(one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends             Subsequent to
October 31,
                              1997, dividends
declared and paid on preferred
shares totalled $367,155. On November 3, and
December 1, 1997, the Board of
Directors of the Fund declared dividends of $.08 per common share payable on November 28, and December 31, 1997, respectively, to common shareholders of record on November 14, and December 15, 1997, respectively.

---------------------------------------------
-----------------------------------
                         REPORT OF
INDEPENDENT AUDITORS
---------------------------------------------
-----------------------------------
To the Shareholders and Board of Directors
Duff and Phelps Utilities Tax-Free Income
Inc.

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Duff & Phelps Utilities Tax-Free
Income Inc. (the 'Fund') as of October 31,
1997, and the related statement of
operations for the year then ended, the
statement of changes in net assets for
each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a
test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a
reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff and Phelps Utilities Tax-Free Income Inc. at
October 31, 1997, the results of
its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Chicago, Illinois
November 21, 1997

---------------------------------------------
-----------------------------------
                         FEDERAL INCOME TAX
INFORMATION
---------------------------------------------
-----------------------------------
   We are required by the Internal Revenue
Code to advise you within 60 days of
the Fund's fiscal year end (October 31, 1997) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1997, all dividends paid from net investment income were federally tax-exempt interest dividends.

---------------------------------------------
----------------------
---------------------------------------------
----------------------
            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

            Officers
            Calvin J. Pedersen, President &
Chief Executive
              Officer
            James P. Wehr, Vice President &
Chief Investment
              Officer
            Thomas N. Steenburg, Secretary
            Calvin J. Pedersen, Acting
Treasurer & Assistant
              Secretary

            Investment Adviser
            Duff & Phelps Investment
Management Co.
            55 East Monroe Street
            Suite 3800
            Chicago, IL 60603
            (312) 368-5500

            Administrator
            Prudential Investments Fund
Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 225-1852

            Custodian and Transfer Agent
            State Street Bank and Trust
Company
            One Heritage Drive
            North Quincy, MA 02171
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            233 South Wacker Drive
            Chicago, IL 60606

            Legal Counsel
            Skadden, Arps, Slate, Meagher &
Flom (Chicago)
            333 West Wacker Drive
            Chicago, IL 60606

              This report is for stockholder
information. This is not a
            prospectus intended for use in
the purchase or sale of Fund shares.

            264325101